EXHIBIT 10.28.1

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                             BASIS OF PRESENTATION

The following pro forma condensed consolidated balance sheet as of December 31, 1996 gives effect to the acquisition by the Company of Florida Physicians Internet, Inc. Florida Physicians Internet, Inc. was acquired from an unrelated party and is accounted for using the purchase method of accounting. The pro forma condensed consolidated statements of operations for the year ended December 31, 1996 presents the pro forma results of operations assuming the acquisition occurred on January 1, 1996.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon the historical financial statements of Medical Industries and Florida Physicians Internet, Inc. for the period stated above. Such pro forma statements may not be indicative of the results that would have occurred if the acquisition had been consummated on the indicated date or if the operating results that may be achieved by the combined companies in the future. The pro forma statements should be read in conjunction with the financial statements and related notes of Medical Industries of America, Inc.

                      MEDICAL INDUSTRIES OF AMERICA, INC.
                 FORMERLY KNOWN AS HEART LABS OF AMERICA, INC.
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 1996

                                    ASSETS

                                                                                    PRO FORMA              MEDICAL
                                                                  COMBINED         ADJUSTMENTS            INDUSTRIES         FPII
                                                                  --------         -----------            ----------         ----
CURRENT ASSETS
--------------
Cash and cash equivalents ...............................           247,109              --                241,461            5,648
Accounts receivable - trade, net ........................           864,158              --                237,385          626,773
Accounts receivable - other .............................            85,851              --                 85,851             --
Current maturities of notes receivable ..................         1,811,140              --              1,811,140             --
Inventories of medical supplies .........................            14,871              --                 14,871             --
Prepaid expenses and other current assets ...............           123,179              --                113,179           10,000
                                                                  ---------         ---------            ---------          -------
      Total current assets ..............................         3,146,308              --              2,503,887          642,421
                                                                  ---------         ---------            ---------          -------
PROPERTY AND EQUIPMENT
----------------------
Mobile cardiac catheterization
  laboratories and medical equipment ....................         2,951,244              --              2,911,952           39,292
Building and building improvements ......................           418,657              --                412,117            6,540
Furniture and office equipment ..........................           353,968              --                319,141           34,827
Less: accumulated depreciation and
  amortization ..........................................        (2,934,880)             --             (2,871,414)         (63,466)
      Net property and equipment                                    788,989              --                771,796           17,193
                                                                  ---------         ---------            ---------          -------
OTHER ASSETS
------------
Goodwill ................................................         1,550,371         1,550,371(1)              --               --
Investment in Westmark Group Holdings,
  Inc ...................................................         2,233,200              --              2,233,200             --
Notes receivable, less current maturities ...............           106,535              --                106,535             --
Other assets ............................................           128,240              --                128,240             --
                                                                  ---------         ---------            ---------          -------
      Total other assets ................................         4,018,346         1,550,371            2,467,975             --
                                                                  ---------         ---------            ---------          -------
      TOTAL ASSETS ......................................         7,953,643         1,550,371            5,743,658          659,614
                                                                  ---------         ---------            ---------          -------

       See Notes to Pro Forma Condensed Consolidated Financial Statements

                       MEDICAL INDUSTRIES OF AMERICA, INC.
                  FORMERLY KNOWN AS HEART LABS OF AMERICA, INC.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                DECEMBER 31, 1996

                     LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                 PRO FORMA              MEDICAL
                                                          COMBINED              ADJUSTMENTS            INDUSTRIES            FPII
                                                         -----------            -----------            -----------         --------
CURRENT LIABILITIES
-------------------
Notes payable - primarily to related
  parties .......................................            339,505                   --                  339,505             --
Current maturities of long-term debt ............            251,120                   --                  251,120             --
Current maturities of capital lease
  obligations ...................................            466,581                   --                  466,581             --
Accounts payable ................................            479,759                   --                  443,203           36,556
Accrued expenses ................................            729,403                   --                  726,529            2,874
                                                         -----------            -----------            -----------         --------
      Total current liabilities .................          2,266,368                   --                2,226,938           39,430
                                                         -----------            -----------            -----------         --------
Long-term debt, less current maturities .........          1,415,000              1,561,556(1)             146,556             --
                                                         -----------            -----------            -----------         --------
Capital lease obligation, less current
  maturities ....................................               --                     --                     --               --
                                                         -----------            -----------            -----------         --------
Minority interest ...............................              3,129                   --                    3,129             --
                                                         -----------            -----------            -----------         --------
COMMITMENTS
-----------
SHAREHOLDERS' EQUITY
Preferred shares, authorized 5,000,000
  shares: issued and outstanding
 Series A convertible shares, 22,276
   issued
 Series B convertible shares, 10,000
   issued
  $10 stated value, less 4,900 shares
   minority interest ............................          1,020,000                   --                1,020,000             --
  Series C convertible shares, 4,725
   issued .......................................            945,000                   --                  945,000             --
  Series D convertible shares, 220,496
   issued .......................................          3,425,480                   --                3,425,480             --
  Series E convertible shares, 832,000
   issued .......................................            832,000                832,000(1)
Common shares                                             17,312,719                 (1,000)(1)         17,312,719            1,000
APIC ............................................               --                 (685,629)(1)               --            685,629
Less treasury shares (3,750 shares at
 stated value) ..................................           (159,375)                  --                 (159,375)            --
 Accumulated (deficit) ..........................        (19,253,234)               (10,000)(2)        (19,176,789)         (66,445)
                                                         -----------            -----------            -----------         --------
      Total shareholders' equity ................          4,122,590                135,371              3,367,035          620,184
                                                         -----------            -----------            -----------         --------
      TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY ...................          7,953,643              1,550,371              5,743,658          659,614
                                                         -----------            -----------            -----------         --------

       See Notes to Pro Forma Condensed Consolidated Financial Statements

                      MEDICAL INDUSTRIES OF AMERICA, INC.
                  FORMERLY KNOWN AS HEART LABS OF AMERICA, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                  PRO FORMA             MEDICAL
                                                                COMBINED         ADJUSTMENTS           INDUSTRIES           FPII
                                                                --------         -----------           ----------           ----
REVENUE
-------
  Revenue from operations ...........................           1,483,365              --              1,276,904           206,461
  Interest income ...................................               9,329              --                  9,329               --
  Other revenue .....................................              25,910              --                 25,910               --
                                                               ----------           -------           ----------           --------
    Total revenue ...................................           1,518,604              --              1,312,143            206,461
                                                               ----------           -------           ----------           --------
COST AND EXPENSES
-----------------
  Cost of services ..................................             835,927              --                658,631            177,296
  General and administrative expenses ...............           2,616,986              --              2,522,876             94,110
  Depreciation and amortization .....................             365,285            10,000              353,785              1,500
  Other .............................................              36,895              --                 36,895               --
  Interest expense ..................................             119,174              --                119,174               --
                                                               ----------           -------           ----------           --------
    Total cost and expenses .........................           3,974,267            10,000            3,691,361            272,906
                                                               ----------           -------           ----------           --------
Loss from continuing operations .....................          (2,455,663)          (10,000)          (2,379,218)           (66,445)

Loss form discontinued operations ...................          (4,927,146)             --             (4,927,146)              --
                                                               ----------           -------           ----------           --------
    Net loss ........................................          (7,382,809)          (10,000)          (7,306,364)           (66,445)
                                                               ----------           -------           ----------           --------
Per share of common stock:
 Loss from continuing operations ....................               (1.48)                                 (2.88)            (66.45)

 Loss from discontinued operations ..................               (2.97)                                 (5.96)              --
                                                               ----------                             ----------           --------
 Net loss ...........................................               (4.45)                                 (8.84)            (66.45)
                                                               ==========                             ==========           ========
Weighted average common shares
  outstanding, excluding
  contingently issuable shares ......................           1,658,127                                826,127              1,000
                                                               ==========                             ==========           ========

       See Notes to Pro Forma Condensed Consolidated Financial Statements

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) On January 9, 1997 the Company effectuated a purchase agreement with Florida Physicians Internet, Inc. ("FPII"). Florida Physicians Internet, Inc. is a group medical practice specializing in cardiology, neurology, pulmonology, pediatrics and internal medicine. This group practice is led by Dr. A. Razzak Tai, MD, FACCP, ACCP, MRCP. Consideration for the purchase included the issuance of the Company's preferred shares in an amount equal to $832,000, cash payments of $1,415,000 over a three year period and the issuance of stock options. The pro forma condensed consolidated statements of operations includes the results of Medical Industries of America, Inc. and the operation of FPII and other adjustments to present them from January 1, 1996 as compared as they were included in the 1997 historical financial statements. The weighted average shares are adjusted to include the shares issued in connection with this acquisition for the entire year.

(2) Amortization of Goodwill.